Exhibit 16(17)

                                                   Registration No. 2-76645
                                                          File No. 811-3430

                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
                                 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      / X /

     PRE-EFFECTIVE AMENDMENT NO. ___                        /   /

     POST-EFFECTIVE AMENDMENT NO. 29                         / X /

                                  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
   ACT OF 1940                                              / X /

     AMENDMENT NO. 27                                       / X /

                     OPPENHEIMER U.S. GOVERNMENT TRUST
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            (Exact Name of Registrant as Specified in Charter)

           Two World Trade Center, New York, New York 10048-0203
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                 (Address of Principal Executive Offices)

                              (212) 323-0200
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                      (Registrant's Telephone Number)

                          Andrew J. Donohue, Esq.
                    Oppenheimer Management Corporation
           Two World Trade Center New York, New York 10048-0203
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                  (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

     /   /  Immediately upon filing pursuant to paragraph (b)

     / X /  On November 1, 1995, pursuant to paragraph (b)

     /   /  60 days after filing pursuant to paragraph (a)(1)

     /   /  On --------, pursuant to paragraph (a)(1)

     /   /  75 days after filing pursuant to paragraph (a)(2)

     /   /  On --------, pursuant to paragraph (a)(2) of
            Rule 485(b)
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The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's fiscal year ended June 30, 1995, was filed on August 28, 1995.